UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2017

ASCENT CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 628-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At Ascent Capital Group, Inc.'s (the “Company”) annual meeting of stockholders held on May 24, 2017 (the "Annual Meeting"), the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect each of William R. Fitzgerald and Michael J. Pohl to serve as a Class III member of the Company's board of directors for a three year term; (2) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017 (the "Auditor Ratification Proposal"); (3) a proposal to approve the amendment and restatement of the Ascent Capital Group, Inc. 2015 Omnibus Incentive Plan (the "Incentive Plan Proposal"); (4) a proposal to approve, on an advisory basis, the compensation of the Company's named executive officers as described in the definitive proxy statement relating to the Annual Meeting under the heading "Executive Compensation" (the "Say-On-Pay Proposal"); and (5) a proposal to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held (the "Say-On-Frequency Proposal"). The number of votes cast for, against, withheld or uncast, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below.

Proposal No. 1 - Election of the following Nominees to the Company's Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
William R. Fitzgerald	12,090,437	405,824	2,451,150	15
Michael J. Pohl	11,933,507	562,769	2,451,150	—

Accordingly, the foregoing nominees were re-elected to the Company’s board of directors.

Proposal No. 2 - The Auditor Ratification Proposal

Votes For	Votes Against	Abstentions
14,934,018	9,068	4,340

Accordingly, the Auditor Ratification Proposal was approved.

Proposal No. 3 - The Incentive Plan Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,256,667	1,220,164	19,445	2,451,150

Accordingly, the Incentive Plan Proposal was approved.

Proposal No. 4 - The Say-On-Pay Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,181,666	297,992	16,618	2,451,150

Accordingly, the Say-On-Pay Proposal was approved.

Proposal No. 5 - The Say-On-Frequency Proposal

Votes for 3 Years	Votes for 2 Years	Votes for 1 Year	Abstentions	Broker Non-Votes
7,446,100	2,883	5,038,807	8,486	2,451,150

Accordingly, the frequency at which future say-on-pay votes will be held is every 3 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2017

ASCENT CAPITAL GROUP, INC.

By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President, General Counsel and Secretary

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